                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                             KEMPER VARIABLE SERIES
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

KEMPER VARIABLE SERIES
KEMPER-DREMAN FINANCIAL SERVICES PORTFOLIO
222 South Riverside Plaza  Chicago, Illinois 60606

                                                                   June 23, 1999

Dear Shareholders:

A Special Meeting of Shareholders of Kemper-Dreman Financial Services Portfolio (the "Portfolio"), a series of Kemper Variable Series, is to be held at 2:30 p.m., Eastern time, on Thursday, July 29, 1999, at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110. A Proxy Statement regarding the meeting, proxy card for your vote at the meeting, and an envelope--postage-prepaid--in which to return your proxy card are enclosed.

At the Special Meeting, Portfolio shareholders will be asked to approve a change to the Portfolio's sub-classification under the Investment Company Act of 1940, as amended (the "1940 Act"), from a diversified company to a non-diversified company.

AFTER CAREFUL REVIEW, THE MEMBERS OF YOUR PORTFOLIO'S BOARD HAVE APPROVED THE CHANGE TO THE PORTFOLIO'S SUB-CLASSIFICATION UNDER THE 1940 ACT FROM A DIVERSIFIED COMPANY TO A NON-DIVERSIFIED COMPANY. THE BOARD MEMBERS OF YOUR PORTFOLIO BELIEVE THAT THE PROPOSAL SET FORTH IN THE NOTICE OF MEETING FOR YOUR PORTFOLIO IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSAL.

Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your executed proxy card after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote.

                                       Respectfully,
                                       MARK S. CASADY SIG
                                       Mark S. Casady

                                       President
------------------------------------------------------------------------------

WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
------------------------------------------------------------------------------

KEMPER VARIABLE SERIES
KEMPER-DREMAN FINANCIAL SERVICES PORTFOLIO
222 South Riverside Plaza  Chicago, Illinois 60606

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                                                   June 23, 1999

Please take notice that a Special Meeting of Shareholders (the "Special Meeting") of Kemper-Dreman Financial Services Portfolio (the "Portfolio"), a series of Kemper Variable Series, will be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110, on Thursday, July 29, 1999, at 2:30 p.m., Eastern time, for the following purpose:

   PROPOSAL: To approve a change to the Portfolio's sub-classification under the Investment Company Act of 1940 from a diversified company to a non-diversified company.

The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments thereof.

Holders of record of shares of the Portfolio at the close of business on June 1, 1999 are entitled to vote at the Special Meeting and at any adjournments thereof.

In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Portfolio's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

                                       By Order of the Board of Trustees,
                                       PHILIP J. COLLORA SIG
                                       Philip J. Collora
                                       Secretary
------------------------------------------------------------------------------

IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE SPECIAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.
------------------------------------------------------------------------------

                             KEMPER VARIABLE SERIES
                   KEMPER-DREMAN FINANCIAL SERVICES PORTFOLIO
                           222 SOUTH RIVERSIDE PLAZA
                            CHICAGO, ILLINOIS 60606

                                PROXY STATEMENT

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Kemper Variable Series (the "Fund") for use at the Special Meeting of Shareholders of Kemper-Dreman Financial Services Portfolio (the "Portfolio"), a series of the Fund, to be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110, on Thursday, July 29, 1999 at 2:30 p.m., Eastern time, and at any and all adjournments thereof (the "Special Meeting").

This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about June 23, 1999, or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Portfolio, c/o Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Portfolio. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

The Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio. The term "majority of the outstanding voting securities," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Portfolio present at the Special Meeting if more than 50% of the outstanding voting securities of the Portfolio are present in person or by proxy or (2) more than 50% of the outstanding voting securities of the Portfolio.

Abstentions and broker non-votes will have the effect of a "no" vote on the Proposal, which requires the approval of a specified percentage of the outstanding shares of the Portfolio or of such shares present at the meeting. Broker non-votes are proxies received by the Portfolio from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

Shares of the Portfolio are offered only to insurance companies (each an "Insurance Company") to fund benefits under their variable annuity contracts and variable life insurance policies (each a "Contract"). Accordingly, as of the record date (as defined below), shares of the Portfolio were held by separate accounts, or sub-accounts thereof, of various Insurance Companies. These shares are owned by the Insurance Companies as depositors for their respective Contracts issued to individual contract holders or to a group (e.g., a defined benefit plan) in which individuals participate (collectively, "Participants"). Under the terms of the Contracts, Participants have the right to instruct the Insurance Companies on how to vote the shares related to their interests through their Contracts (i.e., pass-through voting). An Insurance Company must vote the shares of the Portfolio held in its name as directed. If an Insurance Company does not receive voting instructions for all of the shares of the Portfolio held under the Contracts, it may vote all of the shares in the relevant separate accounts with respect to each proposal on which it is entitled to vote, for, against or abstaining, in the same proportion as the shares of the Portfolio for which it has received instructions (i.e., echo voting). The group Participants of some group Contracts may have the right to direct the vote, with respect to each proposal on which they are entitled to vote, for all shares of the Portfolio held under the Contract, for, against or abstaining, in the same proportions as shares for which instructions have been given under the same Contract. This Proxy Statement is used to solicit instructions from Participants for voting shares of the Portfolio as well as for soliciting proxies from the Insurance Companies, the actual shareholders of the Portfolio. All persons entitled to direct the voting of shares, whether or not they are shareholders, will be described as voting for purposes of this Proxy Statement.

The presence at any shareholders' meeting, in person or by proxy, of the holders of 30% of the shares of the Portfolio entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of the holders of a majority of the Portfolio's shares present in person or by proxy at the Special Meeting.

The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker non-votes will be treated as shares that are present but which have not been voted.

The Board has fixed the close of business on June 1, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting. Shareholders are entitled to one vote for each share held. As of June 1, 1999, there were 24,962,634 shares of the Portfolio outstanding.

PROPOSAL: APPROVAL OF A CHANGE TO THE PORTFOLIO'S SUB-CLASSIFICATION UNDER THE INVESTMENT COMPANY ACT OF 1940 FROM A DIVERSIFIED COMPANY TO A NON-DIVERSIFIED COMPANY

The Board has adopted, subject to shareholder approval, the recommendation of Scudder Kemper Investments, Inc. ("Scudder Kemper"), the Portfolio's investment manager, and Dreman Value Management, L.L.C. ("Dreman"), the Portfolio's sub-adviser, that the Portfolio's sub-classification be changed from "diversified" to "non-diversified." The Portfolio is currently sub-classified as a "diversified company" under Section 5(b) of the 1940 Act. As a "diversified company," the Portfolio must have at least 75% of the value of its total assets in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities (the "75% basket"). For purposes of the 75% basket, the Portfolio may not count securities of a single issuer that account for more than 5% of the Portfolio's total assets or that constitute more than 10% of such issuer's outstanding voting securities.

For example, if the Portfolio's holdings include a security which constitutes 6% of the Portfolio's total assets, that position would be excluded from the 75% basket. In addition, if shares of a security held by the Portfolio constitute more than 10% of an issuer's outstanding voting securities, that position would likewise be excluded from the 75% basket. This restriction is designed to prevent funds that hold themselves out as diversified from being tied too closely to the success of one or a few issuers. In addition, the restriction is designed to prevent such funds from controlling companies in which they invest.

The Board recommends that the shareholders approve the Proposal to change the Portfolio's sub-classification under Section 5(b) from "diversified" to "non-diversified." If the shareholders approve the Proposal, the Portfolio will no longer be required to comply with the diversification standards outlined above. The Portfolio intends to continue to comply with the diversification and other requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies so that the Portfolio will not be subject to

U.S. federal income taxes on its net investment income. In this regard, the applicable diversification requirements imposed by the Code provide that the Portfolio must diversify its holdings so that at the end of each quarter of the taxable year (i) at least 50% of the market value of the Portfolio's assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

Although the Portfolio will be subject to the diversification standards imposed by the Code, a change in the Portfolio's sub-classification to a non-diversified investment company will permit the Portfolio to invest its assets in fewer issuers than is now the case. Scudder Kemper and Dreman have advised the Board that changing to non-diversified status will benefit shareholders with the potential for improved performance. Scudder Kemper and Dreman believe that there are a number of financial services companies that present opportunities for growth and, as a non-diversified fund, the Portfolio will have the flexibility to make larger investments in the best ideas of Dreman.

The Portfolio primarily invests in stocks and other equity securities of companies in the financial services sector believed by Dreman to be undervalued. Although the financial services sector is one of the largest and most diverse of the sector groups as classified by Standard & Poors, Inc. (the "S&P Finance Sector" or the "Index"), the industry has recently consolidated as a result of a number of large-scale mergers and acquisitions involving financial services firms. As of April 23, 1999, the three largest companies in the S&P Finance Sector accounted for more than 25% of the Index, while the ten largest companies in the S&P Finance Sector accounted for more than 50% of the Index. Under these circumstances, the Portfolio may be unable to match or overweight its investments in certain securities in the S&P Finance Sector because of the Portfolio's sub-classification as a diversified company. If the S&P Finance Sector continues to consolidate, the Portfolio may have more difficulty maintaining performance results similar to the Index as a diversified company than as a non-diversified company.

While investing a larger portion of the Portfolio's assets in fewer issuers may prove beneficial when such companies outperform the market, larger investments in fewer issuers will also magnify any negative performance by such portfolio companies. In general, the Portfolio's net asset value may become more volatile. However, Scudder Kemper and

Dreman believe these additional risks are outweighed by the potential for improved performance.

THE BOARD MEMBERS OF THE FUND RECOMMEND THAT THE SHAREHOLDERS OF THE PORTFOLIO VOTE IN FAVOR OF THIS PROPOSAL.

ADDITIONAL INFORMATION

INVESTMENT MANAGER, SUB-ADVISER AND PRINCIPAL UNDERWRITER AND ADMINISTRATOR

The Portfolio's investment manager is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York 10154. The Portfolio's sub-adviser is Dreman Value Management, L.L.C., 10 Exchange Place, Jersey City, New Jersey 07701. The Portfolio's principal underwriter and administrator is Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.

PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by the Portfolio. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies at a total estimated cost of $3,500 (plus expenses). As the Special Meeting date approaches, certain shareholders of the Portfolio may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Portfolio. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Board believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposal on the proxy card, and ask for the shareholder's instructions on the Proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may call the telephone number printed on the stub of their proxy card (or, for contract holders, their voting instruction card). Any proxy given by a shareholder, whether in writing or by telephone, is revocable until voted at the Special Meeting.

REPORTS

THE PORTFOLIO PROVIDES PERIODIC REPORTS TO ALL OF ITS SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT FOR THE PORTFOLIO, WITHOUT CHARGE, BY CALLING 1-800-621-1048 OR WRITING THE PORTFOLIO, C/O SCUDDER KEMPER INVESTMENTS, INC., 222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606.

SECURITY OWNERSHIP

Appendix 1 sets forth the beneficial owners of at least 5% of the Portfolio's shares as of April 30, 1999. To the best of the Fund's knowledge, as of April 30, 1999, no person owned beneficially more than 5% of the Portfolio's outstanding shares, except as stated in Appendix 1.

As of April 30, 1999, the Trustees and officers of the Fund as a group owned beneficially less than 1% of the shares of the Portfolio.

PROPOSALS OF SHAREHOLDERS

Meetings of shareholders of the Portfolio are not held on an annual or other regular basis. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Fund, c/o Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

No Board member is aware of any matters that will be presented for action at the Special Meeting other than the matter set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund and/or the Portfolio.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Trustees,

/S/ PHILIP J. COLLORA

Philip J. Collora
Secretary

APPENDIX 1

BENEFICIAL OWNERS OF AT LEAST 5% OF THE
PORTFOLIO'S SHARES

As of April 30, 1999, 21,575,445 shares in the aggregate, or 89.29% of the outstanding shares of Kemper-Dreman Financial Services Portfolio were held in the name of Allmerica Financial Life Insurance and Annuity Company, 440 Lincoln Street, Worcester, MA 01653, who may be deemed to be the beneficial owner of these shares, but disclaims any beneficial ownership therein.

As of April 30, 1999, 2,334,065 shares in the aggregate, or 9.66% of the outstanding shares of Kemper-Dreman Financial Services Portfolio were held in the name of Kemper Investors Life Insurance Company, One Kemper Drive, Long Grove, IL 60049, who may be deemed to be the beneficial owner of these shares, but disclaims any beneficial ownership therein.

                                                                    KP-Portfolio

                                                  FOR MORE INFORMATION CALL THIS
[LOGO] KEMPER FUNDS                             TOLL FREE NUMBER: 1-800-732-6167
                             PLEASE VOTE PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided below. Return your completed Voting Instruction Card in the enclosed envelope today.

You may receive additional proxies or voting instruction cards for your other accounts. These are not duplicates; you should sign and return each card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.
        \/ PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. \/

PORTFOLIO NAME PRINTS HERE        FOR THE SPECIAL         CONTRACT # PRINTS HERE
                              MEETING OF SHAREHOLDERS
                                   JULY 29, 1999

THE SIGNERS OF THE VOTING INSTRUCTION CARD HEREBY INSTRUCT ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY TO VOTE ALL SHARES FOR WHICH THE SIGNERS ARE ENTITLED TO GIVE VOTING INSTRUCTIONS AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD THURSDAY, JULY 29, 1999 AT 2:30 P.M., AND AT ANY ADJOURNMENTS THEREOF, AS SPECIFIED HEREIN, AND IN ACCORDANCE WITH ITS BEST JUDGMENT, ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THIS MEETING.

                                 Dated___________________, 1999




                                 Signature(s) (All registered owners of accounts shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.)
                                 -----------------------------------------------



                                 -----------------------------------------------
                                                  Signature(s)         ALLMERICA

 PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE PROXY CARD BELOW.  SIGN, DATE
    AND RETURN IT IN THE ENVELOPE PROVIDED.  TO SAVE THE COST OF ADDITIONAL
              SOLICITATIONS, PLEASE MAIL YOUR PROXY CARD PROMPTLY.



        \/ PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. \/


UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, YOUR VOTE WILL BE CAST FOR THE ITEM LISTED BELOW. THE MEMBERS OF YOUR PORTFOLIO'S BOARD UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE ITEM.

              Please vote by filling in the appropriate box below.

                                               FOR         AGAINST       ABSTAIN

Proposal: To approve the change to the         [ ]           [ ]           [ ]
Portfolio's sub-classification under the
Investment Company Act of 1940 from a
diversified company to a non-diversified
company                                         |_            |_            |_




THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.


                                                                DREMAN PORTFOLIO

                                                  FOR MORE INFORMATION CALL THIS
[LOGO] KEMPER FUNDS                             TOLL FREE NUMBER: 1-800-732-6167
                             PLEASE VOTE PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided below. Return your completed Voting Instruction Card in the enclosed envelope today.

You may receive additional proxies or voting instruction cards for your other accounts. These are not duplicates; you should sign and return each card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.
        \/ PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. \/

PORTFOLIO NAME PRINTS HERE        FOR THE SPECIAL         CONTRACT # PRINTS HERE
                              MEETING OF SHAREHOLDERS
                                   JULY 29, 1999

THE SIGNERS OF THE VOTING INSTRUCTION CARD HEREBY INSTRUCT FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY TO VOTE ALL SHARES FOR WHICH THE SIGNERS ARE ENTITLED TO GIVE VOTING INSTRUCTIONS AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD THURSDAY, JULY 29, 1999 AT 2:30 P.M., AND AT ANY ADJOURNMENTS THEREOF, AS SPECIFIED HEREIN, AND IN ACCORDANCE WITH ITS BEST JUDGMENT, ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THIS MEETING.

                                 Dated___________________, 1999




                                 Signature(s) (All registered owners of accounts shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.)
                                 -----------------------------------------------



                                 -----------------------------------------------
                                                  Signature(s)            FAFLIC

 PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE PROXY CARD BELOW.  SIGN, DATE
    AND RETURN IT IN THE ENVELOPE PROVIDED.  TO SAVE THE COST OF ADDITIONAL
              SOLICITATIONS, PLEASE MAIL YOUR PROXY CARD PROMPTLY.



        \/ PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. \/


UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, YOUR VOTE WILL BE CAST FOR THE ITEM LISTED BELOW. THE MEMBERS OF YOUR PORTFOLIO'S BOARD UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE ITEM.

              Please vote by filling in the appropriate box below.

                                               FOR         AGAINST       ABSTAIN

Proposal: To approve the change to the         [ ]           [ ]           [ ]
Portfolio's sub-classification under the
Investment Company Act of 1940 from a
diversified company to a non-diversified
company                                         |_            |_            |_




THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.


                                                                DREMAN PORTFOLIO

                                                   FOR QUESTIONS CALL THE KEMPER
[LOGO] KEMPER FUNDS                             TOLL FREE NUMBER: 1-800-732-6167
                             PLEASE VOTE PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided below. Return your completed Proxy Card in the enclosed envelope today.

You may receive additional proxy cards for your other accounts. These are not duplicates; you should sign and return each card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.
        \/ PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. \/


                   KEMPER-DREMAN FINANCIAL SERVICES PORTFOLIO
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                SPECIAL MEETING OF SHAREHOLDERS - JULY 29, 1999

   The undersigned hereby appoints Kathryn L. Quirk, Philip J. Collora, Maureen
E. Kane and Caroline Pearson and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Portfolio which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110, on Thursday, July 29, 1999 at 2:30 p.m., Eastern time, and at any adjournments thereof.

                                 Dated___________________, 1999




                                 Please sign exactly as your name or names
                                 appear.  When signing as attorney, executor,
                                 administrator, trustee or guardian, please give your full title as such.
                                 -----------------------------------------------



                                 -----------------------------------------------
                                                  Signature(s)
                                                                DREMAN PORTFOLIO

 PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE PROXY CARD BELOW.  SIGN, DATE
    AND RETURN IT IN THE ENVELOPE PROVIDED.  TO SAVE THE COST OF ADDITIONAL
              SOLICITATIONS, PLEASE MAIL YOUR PROXY CARD PROMPTLY.



        \/ PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. \/


UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, YOUR VOTE WILL BE CAST FOR THE ITEM LISTED BELOW. THE MEMBERS OF YOUR PORTFOLIO'S BOARD UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE ITEM.

              Please vote by filling in the appropriate box below.

                                               FOR         AGAINST       ABSTAIN

Proposal: To approve the change to the         [ ]           [ ]           [ ]
Portfolio's sub-classification under the
Investment Company Act of 1940 from a
diversified company to a non-diversified
company                                         |_            |_            |_




THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.


                                                                DREMAN PORTFOLIO

                                                  FOR MORE INFORMATION CALL THIS
[LOGO] KEMPER FUNDS                             TOLL FREE NUMBER: 1-800-732-6167
                             PLEASE VOTE PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided below. Return your completed Voting Instruction Card in the enclosed envelope today.

You may receive additional proxies or voting instruction cards for your other accounts. These are not duplicates; you should sign and return each card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.
        \/ PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. \/

PORTFOLIO NAME PRINTS HERE        FOR THE SPECIAL         CONTRACT # PRINTS HERE
                              MEETING OF SHAREHOLDERS
                                   JULY 29, 1999

THE SIGNERS OF THE VOTING INSTRUCTION CARD HEREBY INSTRUCT KEMPER INVESTORS LIFE INSURANCE COMPANY TO VOTE ALL SHARES FOR WHICH THE SIGNERS ARE ENTITLED TO GIVE VOTING INSTRUCTIONS AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD THURSDAY, JULY 29, 1999 AT 2:30 P.M., AND AT ANY ADJOURNMENTS THEREOF, AS SPECIFIED HEREIN, AND IN ACCORDANCE WITH ITS BEST JUDGMENT, ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THIS MEETING.

                                 Dated___________________, 1999




                                 Signature(s) (All registered owners of accounts shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.)
                                 -----------------------------------------------



                                 -----------------------------------------------
                                                  Signature(s)            KEMPER

 PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE PROXY CARD BELOW.  SIGN, DATE
    AND RETURN IT IN THE ENVELOPE PROVIDED.  TO SAVE THE COST OF ADDITIONAL
              SOLICITATIONS, PLEASE MAIL YOUR PROXY CARD PROMPTLY.



        \/ PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. \/


UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, YOUR VOTE WILL BE CAST FOR THE ITEM LISTED BELOW. THE MEMBERS OF YOUR PORTFOLIO'S BOARD UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE ITEM.

              Please vote by filling in the appropriate box below.

                                               FOR         AGAINST       ABSTAIN

Proposal: To approve the change to the         [ ]           [ ]           [ ]
Portfolio's sub-classification under the
Investment Company Act of 1940 from a
diversified company to a non-diversified
company                                         |_            |_            |_




THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.


                                                                DREMAN PORTFOLIO

                                                  FOR MORE INFORMATION CALL THIS
[LOGO] KEMPER FUNDS                             TOLL FREE NUMBER: 1-800-732-6167
                             PLEASE VOTE PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided below. Return your completed Voting Instruction Card in the enclosed envelope today.

You may receive additional proxies or voting instruction cards for your other accounts. These are not duplicates; you should sign and return each card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.
        \/ PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. \/

PORTFOLIO NAME PRINTS HERE        FOR THE SPECIAL         CONTRACT # PRINTS HERE
                              MEETING OF SHAREHOLDERS
                                   JULY 29, 1999

THE SIGNERS OF THE VOTING INSTRUCTION CARD HEREBY INSTRUCT KEMPER INVESTORS LIFE INSURANCE COMPANY TO VOTE ALL SHARES FOR WHICH THE SIGNERS ARE ENTITLED TO GIVE VOTING INSTRUCTIONS AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD THURSDAY, JULY 29, 1999 AT 2:30 P.M., AND AT ANY ADJOURNMENTS THEREOF, AS SPECIFIED HEREIN, AND IN ACCORDANCE WITH ITS BEST JUDGMENT, ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THIS MEETING.

                                 Dated___________________, 1999




                                 Signature(s) (All registered owners of accounts shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.)
                                 -----------------------------------------------



                                 -----------------------------------------------
                                                  Signature(s)            KILICO

 PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE PROXY CARD BELOW.  SIGN, DATE
    AND RETURN IT IN THE ENVELOPE PROVIDED.  TO SAVE THE COST OF ADDITIONAL
              SOLICITATIONS, PLEASE MAIL YOUR PROXY CARD PROMPTLY.



        \/ PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. \/


UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, YOUR VOTE WILL BE CAST FOR THE ITEM LISTED BELOW. THE MEMBERS OF YOUR PORTFOLIO'S BOARD UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE ITEM.

              Please vote by filling in the appropriate box below.

                                               FOR         AGAINST       ABSTAIN

Proposal: To approve the change to the         [ ]           [ ]           [ ]
Portfolio's sub-classification under the
Investment Company Act of 1940 from a
diversified company to a non-diversified
company                                         |_            |_            |_




THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.


                                                                DREMAN PORTFOLIO